MERRILL LYNCH
BASIC VALUE
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
December 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Paul M. Hoffmann, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #10247 -- 12/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.

TO OUR SHAREHOLDERS

Volatility continued to highlight stock and bond markets worldwide during the quarter ended December 31, 1997. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

As 1998 begins, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates in early 1998. The ongoing developments in Asia will undoubtedly also influence the central bank's monetary policy decisions in the new year.

Portfolio Matters
Security purchases during the final quarter of 1997 amounted to $480 million, while security sales were $227 million. On the buy side, we initiated positions in two new holdings and added to 20 existing positions. On the sell side, we eliminated one holding and reduced positions in ten commitments. Our cash position declined slightly to 11.6% of net assets on December 31, 1997 from 12.7% on September 30, 1997.

The two new positions were Texas Instruments Inc. and Thomas & Betts Corporation. The reintroduction of Texas Instruments to the portfolio is a very unusual occurrence for us, as we had just eliminated a position in this stock in the September quarter. In our September report to shareholders, we stated that Texas Instruments and Micron Technology, Inc. "were purchased when they were out-of-favor and unpopular and were sold when their renewed popularity seemed to us somewhat excessive."

The evolving crisis in Asia led to severe overall stock market volatility, and very sharp declines in many technology stocks. Texas Instruments, from its high price in early October to its mid-December low, lost over 40% of its value. While earnings estimates have been scaled back somewhat, we believed the selling was excessive and purchased the stock. Although we didn't sell at the peak, and possibly bought back early, we think the risk/reward ratio is attractive on a long-term basis.

Thomas & Betts Corporation, a leading producer of connectors and components for electrical and electronic markets, underperformed the stock market for most of 1997, as the company digested a number of significant acquisitions. During the fourth quarter, there was also some concern over incoming order trends and a possible shortfall of earnings projections. At our entry level, we concluded the stock was very reasonably priced and had impressive growth prospects.

Most of our fourth-quarter purchases were dedicated to increases in established positions. The largest addition was in Eastman Kodak Company, which was initially purchased in the September quarter. The stock was a dismal market performer in 1997 and came under further pressure late in the year, which we viewed as a buying opportunity.

Our second largest increase was in Citicorp. We have previously discussed our propensity to trade around core positions, and Citicorp was both sold and bought during the quarter. The stock hit new highs in early October, and we secured some profits. Subsequent weakness in the overall market led us to add to the Citicorp position some 14% lower than the average sale price. The stock remains our second-largest holding.

On the sell side, in addition to Citicorp, we cut back on our drug stocks, Bristol-Myers Squibb Co. and Merck & Co., Inc., and significantly reduced our position in ITT Corp., the subject of a takeover. In addition, we eliminated our position in Hanson PLC.

For the full year, security purchases amounted to $1.67 billion while security sales totaled $1.28 billion. The Fund's cash position declined throughout the year to 11.6% of net assets at year-end 1997 from 15.7% at the end of 1996. Fund assets increased to $11.3 billion, up 36% from the $8.6 billion at the end of 1996.

In Conclusion
The full ramifications of the Asian currency and economic crisis are impossible to predict. Overall US stock market returns for the past three years have been well-above historic norms, and we believe a cautious and conservative stance is appropriate. Extreme volatility is likely, and we will attempt to take advantage of wide price swings on both the buy and sell sides. We thank you for your investment in Merrill Lynch Basic Value Fund, Inc., and we look forward to reviewing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/PAUL M. HOFFMANN
Paul M. Hoffmann
Senior Vice President and Portfolio Manager

January 9, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class
D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Performance Summary -- Class A Shares

                              Net Asset Value            Capital Gains
Period Covered          Beginning         Ending          Distributed            Dividends Paid*            % Change**

7/1/77 -- 12/31/77        $9.60            $9.91              --                       --                    + 3.23%
1978                       9.91             9.61           $0.270                   $0.490                   + 4.65
1979                       9.61            11.46            0.460                    0.550                   +31.24
1980                      11.46            12.46            0.940                    0.600                   +23.92
1981                      12.46            10.62            1.370                    0.690                   + 1.12
1982                      10.62            12.28            0.310                    0.680                   +28.25
1983                      12.28            14.31            0.920                    0.610                   +30.52
1984                      14.31            13.38            1.130                    0.680                   + 7.08
1985                      13.38            15.79            1.020                    0.640                   +32.17
1986                      15.79            17.06            0.860                    0.580                   +17.86
1987                      17.06            15.75            1.338                    0.973                   + 4.36
1988                      15.75            17.90            0.655                    0.749                   +22.73
1989                      17.90            19.94            0.226                    0.872                   +17.54
1990                      19.94            16.09            0.303                    0.969                   -13.07
1991                      16.09            19.36            0.272                    0.772                   +27.23
1992                      19.36            20.34            0.325                    0.680                   +10.36
1993                      20.34            23.37            0.726                    0.702                   +22.16
1994                      23.37            22.35            0.784                    0.692                   + 1.97
1995                      22.35            28.31            0.511                    0.820                   +32.90
1996                      28.31            31.00            1.392                    0.805                   +17.81
1997                      31.00            37.08            2.081                    0.924                   +29.48
                                                    Total $15.893            Total $14.478
                                                                 Cumulative total return as of 12/31/97:  +2,201.81%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                              Net Asset Value            Capital Gains
Period Covered          Beginning         Ending          Distributed            Dividends Paid*            % Change**
10/21/88 -- 12/31/88      $18.78           $17.89           $0.352                  $0.361                   - 0.91%
1989                       17.89            19.83            0.226                   0.756                   +16.33
1990                       19.83            16.01            0.303                   0.781                   -13.92
1991                       16.01            19.25            0.272                   0.583                   +25.91
1992                       19.25            20.21            0.325                   0.481                   + 9.24
1993                       20.21            23.19            0.726                   0.484                   +20.93
1994                       23.19            22.15            0.784                   0.464                   + 0.88
1995                       22.15            28.02            0.511                   0.571                   +31.60
1996                       28.02            30.63            1.392                   0.510                   +16.58
1997                       30.63            36.58            2.081                   0.565                   +28.20
                                                      Total $6.972            Total $5.556
                                                                   Cumulative total return as of 12/31/97:  +227.45%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                              Net Asset Value            Capital Gains
Period Covered          Beginning         Ending          Distributed            Dividends Paid*            % Change**
10/21/94 -- 12/31/94      $22.92           $22.07           $0.099                  $0.329                   - 1.81%
1995                       22.07            27.84            0.511                   0.639                   +31.59
1996                       27.84            30.38            1.392                   0.540                   +16.56
1997                       30.38            36.23            2.081                   0.589                   +28.19
                                                      Total $4.083            Total $2.097
                                                                    Cumulative total return as of 12/31/97:  +93.05%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                              Net Asset Value            Capital Gains
Period Covered          Beginning         Ending          Distributed            Dividends Paid*            % Change**
10/21/94 -- 12/31/94      $23.19           $22.35           $0.099                  $0.353                   - 1.64%
1995                       22.35            28.29            0.511                   0.770                   +32.57
1996                       28.29            30.96            1.392                   0.736                   +17.50
1997                       30.96            37.02            2.081                   0.850                   +29.21
                                                      Total $4.083            Total $2.709
                                                                    Cumulative total return as of 12/31/97:  +97.95%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Recent Performance Results

                                                                                                         12 Month        3 Month
                                                          12/31/97        9/30/97        12/31/96        % Change       % Change

ML Basic Value Fund Class A Shares*                       $37.08         $38.02          $31.00          +26.41%(1)     - 0.24%(2)
ML Basic Value Fund Class B Shares*                        36.58          37.43           30.63          +26.30(1)        0.00(2)
ML Basic Value Fund Class C Shares*                        36.23          37.09           30.38          +26.19(1)      - 0.03(2)
ML Basic Value Fund Class D Shares*                        37.02          37.93           30.96          +26.38(1)      - 0.16(2)
Dow Jones Industrial Average**                          7,908.25       7,945.26        6,448.27          +22.64         - 0.47
Standard & Poor's 500 Index**                             970.43         947.28          740.74          +31.01         + 2.44
ML Basic Value Fund Class A Shares -- Total Return*                                                      +29.48(3)      + 1.09(4)
ML Basic Value Fund Class B Shares -- Total Return*                                                      +28.20(5)      + 0.84(6)
ML Basic Value Fund Class C Shares -- Total Return*                                                      +28.19(7)      + 0.85(8)
ML Basic Value Fund Class D Shares -- Total Return*                                                      +29.21(9)      + 1.06(10)
Dow Jones Industrial Average -- Total Return**                                                           +24.89         - 0.02
Standard & Poor's 500 Index -- Total Return**                                                            +33.36         + 2.88

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  ** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1) Percent change includes reinvestment of $2.081 per share capital gains distributions.
 (2) Percent change includes reinvestment of $0.857 per share capital gains distributions.
 (3) Percent change includes reinvestment of $0.924 per share ordinary income dividends and $2.081 per share capital gains distributions.
 (4) Percent change includes reinvestment of $0.510 per share ordinary income dividends and $0.857 per share capital gains distributions.
 (5) Percent change includes reinvestment of $0.565 per share ordinary income dividends and $2.081 per share capital gains distributions.
 (6) Percent change includes reinvestment of $0.320 per share ordinary income dividends and $0.857 per share capital gains distributions.
 (7) Percent change includes reinvestment of $0.589 per share ordinary income dividends and $2.081 per share capital gains distributions.
 (8) Percent change includes reinvestment of $0.329 per share ordinary income dividends and $0.857 per share capital gains distributions.
 (9) Percent change includes reinvestment of $0.850 per share ordinary income dividends and $2.081 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.468 per share ordinary income dividends and $0.857 per share capital gains distributions.




[GRAPHIC OMITTED: MOUNTAIN CHART OF RESULTS OF A $1,000 INVESTMENT SINCE INCEPTION -- CLASS A SHARES]

Results of a $1,000 Investment Since Inception -- Class A Shares

(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $21,809.65 on December 31, 1997.



Average Annual Total Return

                             % Return Without          % Return With
                               Sales Charge            Sales Charge**
Class A Shares*
Year Ended 12/31/97               +29.48%                 +22.68%
Five Years Ended 12/31/97         +20.35                  +19.06
Ten Years Ended 12/31/97          +16.09                  +15.47

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class B Shares*
Year Ended 12/31/97               +28.20%                 +24.20%
Five Years Ended 12/31/97         +19.13                  +19.13
Inception (10/21/88) through
12/31/97                          +13.77                  +13.77

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class C Shares*
Year Ended 12/31/97               +28.19%                 +27.19%
Inception (10/21/94)
through 12/31/97                  +22.86                  +22.86

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                             % Return Without          % Return With
                               Sales Charge            Sales Charge**
Class D Shares*
Year Ended 12/31/97               +29.21%                 +22.42%
Inception (10/21/94)
through 12/31/97                  +23.83                  +21.76

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




Merrill Lynch Basic Value Fund, Inc.                                                                          December 31, 1997

SCHEDULE OF INVESTMENTS

                                 Shares                                                                Value        Percent of
Industry                          Held                      Stocks                      Cost         (Note 1a)      Net Assets

Low Price to Book Value

Metals/Non-Ferrous             1,400,000     ASARCO Inc.                            $36,667,971     $31,412,500        0.3%
Insurance                      2,500,000     American General Corporation            54,530,936     135,156,250        1.2
Insurance                        260,000     American National Insurance Co.          9,749,442      24,180,000        0.2
Steel                          4,500,000    +Bethlehem Steel Corporation             56,745,956      38,812,500        0.3
Restaurants                    3,900,000     Darden Restaurants, Inc.                36,505,673      48,750,000        0.4
Information Processing         1,200,000    +Data General Corporation                14,518,510      20,925,000        0.2
Information Processing         4,300,000    +Digital Equipment Corporation          158,790,884     159,100,000        1.4
Utilities -- Electric          3,000,000     Entergy Corporation                     69,641,133      89,812,500        0.8
Retail                         2,900,000    +Federated Deptartment Stores, Inc.      83,496,624     124,881,250        1.1
Entertainment                  1,250,000     Hartford Financial Services Group Inc.
                                             (The)                                   31,155,644     116,953,125        1.0
Chemicals                        800,000     Imperial Chemical Industries PLC (ADR)* 45,969,824      51,950,000        0.5
Paper & Forest Products        3,100,000     International Paper Company            108,471,162     133,687,500        1.2
Retail                         5,800,000    +Kmart Corporation                       69,437,129      67,062,500        0.6
Insurance                      1,400,000     PartnerRe Ltd.                          29,498,937      64,925,000        0.6
Trucking                       1,000,000     Scania AB (Class A)(ADR)*               28,093,817      22,000,000        0.2
Trucking                         500,000     Scania AB (Class B)(ADR)*               13,565,869      11,000,000        0.1
Beverages                      2,600,000     Seagram Company Ltd. (The)              87,765,911      84,012,500        0.7
Telecommunications             2,000,000    +U S West Media Group, Inc.              29,542,902      57,750,000        0.5
Steel                          3,150,000     USX -- US Steel Group, Inc.             94,976,906      98,437,500        0.9
                                                                                 --------------  --------------     ------
                                                                                  1,059,125,230   1,380,808,125       12.2

Below-Average Price/Earnings Ratio

Insurance                      2,700,000     Allstate Corporation (The)              61,274,819     245,362,500        2.2
Banking                        2,400,000     Citicorp                               127,618,755     303,450,000        2.7
Farm & Construction
  Equipment                    4,350,000     Deere & Company                        101,162,341     253,659,375        2.3
Oil Services & Equipment       3,400,000     Dresser Industries, Inc.                79,584,474     142,587,500        1.3
Chemicals                      3,650,000     duPont (E.I.) de Nemours & Co.         158,566,266     219,228,125        1.9
Photography                    2,300,000     Eastman Kodak Company                  132,600,048     139,868,750        1.2
Capital Goods                  1,400,000     Eaton Corporation                       72,067,416     124,950,000        1.1
Machinery & Equipment          2,500,000     Fluor Corporation                      134,723,501      93,437,500        0.8
Automotive                     5,600,000     Ford Motor Company                     162,471,869     272,650,000        2.4
Automotive                     2,900,000     General Motors Corporation             126,234,604     175,812,500        1.6
Chemicals                      2,600,000     Hercules Inc.                           69,675,936     130,162,500        1.2
Machinery                      3,765,000     ITT Industries Inc.                     74,801,185     118,126,875        1.0
Machinery                      3,600,000     Ingersoll-Rand Company                  83,867,995     145,800,000        1.3
Information Processing         3,500,000     International Business Machines Corp.  139,684,804     365,968,750        3.2
Banking                        2,800,000     NationsBank Corporation                 78,736,885     170,275,000        1.5
Tobacco                        3,000,000     Philip Morris Companies, Inc.           91,090,560     135,937,500        1.2
Electrical Equipment           3,300,000     Philips Electronics N.V. (ADR)*         87,863,168     199,650,000        1.8
Fertilizers                    1,560,000     Potash Corp. of Saskatchewan Inc.      122,174,135     129,480,000        1.2
Retail                         3,800,000     Sears, Roebuck & Co.                   102,817,041     171,950,000        1.5
Electronics                    2,250,000     Tektronix, Inc.                         58,632,719      89,296,875        0.8
Electrical Equipment           1,350,000     Thomas & Betts Corporation              63,676,485      63,787,500        0.6
Chemicals                      2,600,000     Union Carbide Corporation               84,717,281     111,637,500        1.0
Retail                         4,000,000    +Woolworth Corporation                   55,901,671      81,500,000        0.7
                                                                                 --------------  --------------     ------
                                                                                  2,269,943,958   3,884,578,750       34.5

Above-Average Yield

Telecommunications             1,800,000     Ameritech Corporation                  109,809,992     144,900,000        1.3
Oil -- Domestic                2,200,000     Atlantic Richfield Company             118,680,060     176,275,000        1.6
Real Estate Investment
  Trust                          700,000     Avalon Properties, Inc.                 14,156,990      21,656,250        0.2
Telecommunications             1,550,000     Bell Atlantic Corporation               80,362,277     141,050,000        1.2
Oil -- International           1,966,803     British Petroleum Company PLC (The)
                                             (ADR)*                                  62,673,371     156,729,615        1.4
Utilities -- Electric          1,700,000     CINergy Corp.                           46,398,187      65,131,250        0.6
Oil -- International           2,800,000     Chevron Corporation                    131,616,752     215,600,000        1.9
Utilities -- Electric          1,650,000     Consolidated Edison Co. of New York,
                                             Inc.                                    39,941,210      67,650,000        0.6
Utilities -- Electric            637,500     DPL Inc.                                 6,204,369      18,328,125        0.1
Oil -- International           4,500,000     Exxon Corporation                      158,275,415     275,343,750        2.5
Telecommunications             3,500,000     GTE Corporation                        115,931,380     182,875,000        1.6
Foods/Food Processing          1,450,000     General Mills, Inc.                     67,972,787     103,856,250        0.9
Real Estate Investment
  Trust                          440,000     Irvine Apartment Communities, Inc.       7,185,399      13,997,500        0.1
Real Estate Investment
  Trust                          900,000     Liberty Property Trust                  17,601,647      25,706,250        0.2
Real Estate Investment
  Trust                          500,000     Mills Corporation (The)                 10,505,625      12,250,000        0.1
Oil -- International           3,700,000     Mobil Corporation                      124,307,498     267,093,750        2.4
Utilities -- Electric          1,200,000     NIPSCO Industries, Inc.                 27,387,777      59,325,000        0.5
Oil -- Domestic                4,500,000     Occidental Petroleum Corporation        99,134,260     131,906,250        1.2
Utilities -- Electric          2,300,000     PECO Energy Company                     56,524,092      55,775,000        0.5
Utilities -- Electric          1,800,000     Public Service Enterprise Group, Inc.   48,476,636      57,037,500        0.5
Oil -- International           4,600,000     Royal Dutch Petroleum Company (ADR)*    93,399,435     249,262,500        2.2
Real Estate Investment
  Trust                        1,600,000     Simon DeBartolo Group, Inc.             33,364,089      52,300,000        0.5
Real Estate Investment
  Trust                          500,000     Summit Properties Inc.                   9,245,900      10,562,500        0.1
Telecommunications             1,600,000     Telefonica de Espana, S.A. (ADR)*       63,336,735     145,700,000        1.3
Oil -- International           3,900,000     Texaco Inc.                            144,065,093     212,062,500        1.9
Utilities -- Electric          2,450,000     Texas Utilities Company                 84,932,088     101,828,125        0.9
Telecommunications             3,000,000     U S West Communications Group, Inc.     77,072,442     135,375,000        1.2
                                                                                 --------------  --------------     ------
                                                                                  1,848,561,506   3,099,577,115       27.5

Special Situations

Telecommunications             3,500,000     AT&T Corp.                             126,232,242     214,375,000        1.9
Savings & Loans                1,900,000     Ahmanson (H.F.) & Company               41,425,084     127,181,250        1.1
Pharmaceuticals                1,600,000     Bristol-Myers Squibb Co.                45,841,141     151,400,000        1.4
Insurance                      1,500,000    +ITT Corporation                         53,892,951     124,312,500        1.1
Pharmaceuticals                1,200,000     Merck & Co., Inc.                       40,911,912     127,500,000        1.1
Banking                        7,000,000     Norwest Corporation                     86,170,521     270,375,000        2.4
Semiconductors                 2,250,000     Texas Instruments Inc.                 101,473,167     101,250,000        0.9
Insurance                      3,800,000     Travelers Group, Inc.                   42,076,574     204,725,000        1.8
Information Processing         5,600,000    +Unisys Corporation                      60,913,547      77,700,000        0.7
Banking                          475,000     Wells Fargo & Company                   89,258,392     161,232,813        1.4
Pharmaceuticals                  440,000     Zeneca Group PLC (ADR)*                 12,980,000      47,520,000        0.4
                                                                                 --------------  --------------     ------
                                                                                    701,175,531   1,607,571,563       14.2
                                                                                 --------------  --------------     ------
                                             Total Stocks                         5,878,806,225   9,972,535,553       88.4
                                                                                 ==============  ==============     ======


                                 Face                                                                  Value       Percent of
                                Amount                      Issue                       Cost         (Note 1a)     Net Assets

Short-Term Securities


Commercial Paper**           $37,000,000     Aesop Funding Corp., 5.85% due
                                             1/26/1998                               36,843,675      36,843,675        0.3
                              25,000,000     Apreco, Inc., 5.90% due 1/07/1998       24,971,319      24,971,319        0.2
                              50,000,000     Bell Atlantic Financial Services Inc.,
                                             5.69% due 1/08/1998                     49,936,778      49,936,778        0.5
                              50,000,000     Clipper Receivables Corp., 5.85%
                                             due 1/13/1998                           49,894,375      49,894,375        0.4
                              35,000,000     Corporate Asset Funding Co., Inc.,
                                             5.80% due 1/15/1998                     34,915,417      34,915,417        0.3
                                             Countrywide Home Loans, Inc.:
                              40,000,000     5.72% due 1/09/1998                     39,942,800      39,942,800        0.4
                              10,000,000     6.02% due 1/09/1998                      9,984,950       9,984,950        0.1
                              36,000,000     Delaware Funding Corp., 6% due
                                             1/30/1998                               35,820,000      35,820,000        0.3
                                             Eureka Securitization, Inc.:
                              55,000,000     5.85% due 1/06/1998                     54,946,375      54,946,375        0.5
                              25,000,000     5.87% due 1/07/1998                     24,971,465      24,971,465        0.2
                                             Falcon Asset Securitization Corp.:
                              52,725,000     5.85% due 1/05/1998                     52,682,161      52,682,161        0.5
                              53,500,000     5.87% due 1/15/1998                     53,369,148      53,369,148        0.5
                              40,000,000     Finova Capital Corp., 5.73% due
                                             1/13/1998                               39,917,233      39,917,233        0.4
                              50,000,000     General Electric Capital Corp., 5.70%
                                             due 1/16/1998                           49,873,333      49,873,333        0.4
                              33,207,000     General Motors Acceptance Corp., 6.75%
                                             due 1/02/1998                           33,194,547      33,194,547        0.3
                                             Lehman Brothers Holdings, Inc.:
                              55,000,000     5.90% due 1/14/1998                     54,873,806      54,873,806        0.5
                              66,000,000     6.15% due 1/26/1998                     65,706,850      65,706,850        0.6
                                             Lexington Parker, Inc.:
                              50,000,000     6.15% due 1/12/1998                     49,897,500      49,897,500        0.4
                              50,000,000     5.75% due 1/14/1998                     49,888,194      49,888,194        0.4
                                             Morgan Stanley Group Inc.:
                              50,000,000     5.61% due 1/05/1998                     49,961,042      49,961,042        0.5
                              50,000,000     5.70% due 1/12/1998                     49,905,000      49,905,000        0.4
                              50,000,000     5.70% due 1/16/1998                     49,873,333      49,873,333        0.4
                                             Park Avenue Receivables Corp.:
                              27,615,000     5.75% due 1/08/1998                     27,579,714      27,579,714        0.2
                              20,192,000     5.75% due 1/22/1998                     20,121,048      20,121,048        0.2
                                             Preferred Receivable Funding Corp.:
                              52,000,000     5.65% due 1/05/1998                     51,959,194      51,959,194        0.5
                              17,275,000     5.90% due 1/06/1998                     17,258,013      17,258,013        0.2
                                             Republic Industries, Inc.:
                              50,000,000     5.83% due 1/15/1998                     49,878,542      49,878,542        0.4
                              16,000,000     5.80% due 1/28/1998                     15,927,822      15,927,822        0.1
                                             Riverwoods Funding Corp.:
                              50,000,000     5.63% due 1/09/1998                     49,929,625      49,929,625        0.5
                              36,000,000     5.69% due 1/16/1998                     35,908,960      35,908,960        0.3
                                             WCP Funding Inc.:
                              50,000,000     5.75% due 1/09/1998                     49,928,125      49,928,125        0.5
                              15,000,000     5.85% due 1/16/1998                     14,961,000      14,961,000        0.1
                                                                                 --------------  --------------     ------
                                                                                  1,294,821,344   1,294,821,344       11.5



US Government Agency         $30,000,000     Federal Home Loan Mortgage Corp.,
Obligations**                                5.52% due 1/09/1998                    $29,958,600     $29,958,600        0.3%
                                                                                --------------- ---------------     ------
                                             Total Short-Term Securities          1,324,779,944   1,324,779,944       11.8
                                                                                =============== ===============     ======

Total Investments                                                                $7,203,586,169  11,297,315,497      100.2
                                                                                ===============

Liabilties in Excess of Other Assets                                                                (19,760,612)      (0.2)
                                                                                                ---------------     ------

Net Assets                                                                                      $11,277,554,885      100.0%
                                                                                                ===============     ======

 + Non-income producing security.
 * American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

   See Notes to Financial Statements.

PORTFOLIO INFORMATION

As of December 31, 1997
                                                   Percent of
Ten Largest Stock Holdings                         Net Assets

International Business Machines Corp.                3.2%
Citicorp                                             2.7
Exxon Corporation                                    2.5
Ford Motor Company                                   2.4
Norwest Corporation                                  2.4
Mobil Corporation                                    2.4
Deere & Company                                      2.3
Royal Dutch Petroleum Company (ADR)                  2.2
Allstate Corporation (The)                           2.2
duPont (E.I.) de Nemours & Co.                       1.9

Portfolio Changes for the Quarter
Ended December 31, 1997

Additions

*Raytheon Company (Class A)
 Texas Instruments Inc.
 Thomas & Betts Corporation

Deletions

 Hanson PLC (ADR)
*Raytheon Company (Class A)

* Added and deleted in the same quarter.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1997

Assets:               Investments, at value (identified cost -- $7,203,586,169) (Note 1a)                        $11,297,315,497
                      Cash                                                                                                 1,267
                      Receivables:
                      Capital shares sold                                                    $37,198,341
                      Dividends                                                               16,818,303
                      Securities sold                                                          8,970,135              62,986,779
                                                                                         ---------------
                      Prepaid registration fees and other assets (Note 1d)                                               118,956
                                                                                                                 ---------------
                      Total assets                                                                                11,360,422,499
                                                                                                                 ---------------

Liabilities:          Payables:
                      Capital shares redeemed                                                 55,882,064
                      Securities purchased                                                    15,401,315
                      Distributor (Note 2)                                                     4,558,483
                      Investment adviser (Note 2)                                              4,063,622              79,905,484
                                                                                         ---------------
                      Accrued expenses and other liabilities                                                           2,962,130
                                                                                                                 ---------------
                      Total liabilities                                                                               82,867,614
                                                                                                                 ---------------

Net Assets:           Net assets                                                                                 $11,277,554,885
                                                                                                                 ===============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 400,000,000 shares
Consist of:           authorized                                                                                     $14,064,231
                      Class B Shares of Common Stock, $0.10 par value, 400,000,000 shares
                      authorized                                                                                      11,971,032
                      Class C Shares of Common Stock, $0.10 par value, 200,000,000 shares
                      authorized                                                                                       1,150,246
                      Class D Shares of Common Stock, $0.10 par value, 200,000,000 shares
                      authorized                                                                                       3,421,559
                      Paid-in capital in excess of par                                                             7,057,597,991
                      Undistributed investment income -- net                                                             257,330
                      Undistributed realized capital gains on investments -- net                                      95,363,168
                      Unrealized appreciation on investments -- net                                                4,093,729,328
                                                                                                                 ---------------
                      Net assets                                                                                 $11,277,554,885
                                                                                                                 ===============

Net Asset Value:      Class A -- Based on net assets of $5,215,229,482 and 140,642,313 shares
                      outstanding                                                                                         $37.08
                                                                                                                 ===============
                      Class B -- Based on net assets of $4,379,119,778 and 119,710,325 shares
                      outstanding                                                                                         $36.58
                                                                                                                 ===============
                      Class C -- Based on net assets of $416,701,644 and 11,502,460 shares
                      outstanding                                                                                         $36.23
                                                                                                                 ===============
                      Class D -- Based on net assets of $1,266,503,981 and 34,215,589 shares
                      outstanding                                                                                         $37.02
                                                                                                                 ===============

                      See Notes to Financial Statements.






Statement of Operations for the Six Months Ended December 31, 1997


Investment            Dividends (net of $783,498 foreign withholding tax)                                           $107,880,955
Income                Interest and discount earned                                                                    39,849,318
(Notes 1b & 1c):      Other                                                                                               74,142
                                                                                                                 ---------------
                      Total income                                                                                   147,804,415
                                                                                                                 ---------------

Expenses:             Investment advisory fees (Note 2)                                      $22,171,832
                      Account maintenance and distribution fees -- Class B (Note 2)           21,707,351
                      Transfer agent fees -- Class A (Note 2)                                  3,030,756
                      Transfer agent fees -- Class B (Note 2)                                  2,896,661
                      Account maintenance and distribution fees -- Class C (Note 2)            1,932,734
                      Account maintenance fees -- Class D (Note 2)                             1,383,294
                      Transfer agent fees -- Class D (Note 2)                                    649,872
                      Transfer agent fees -- Class C (Note 2)                                    276,395
                      Registration fees (Note 1d)                                                243,842
                      Accounting services (Note 2)                                               218,743
                      Printing and shareholder reports                                           179,590
                      Custodian fees                                                             176,515
                      Professional fees                                                           40,536
                      Directors' fees and expenses                                                19,429
                      Pricing fees                                                                 1,081
                      Other                                                                       61,421
                                                                                         ---------------
                      Total expenses                                                                                  54,990,052
                                                                                                                 ---------------
                      Investment income -- net                                                                        92,814,363
                                                                                                                 ---------------

Realized &            Realized gain on investments -- net                                                            385,795,384
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                        514,417,144
Investments -- Net                                                                                               ---------------
(Notes 1c, 1e & 3):   Net Increase in Net Assets Resulting from Operations                                          $993,026,891
                                                                                                                 ===============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                 For the Six          For the
                                                                                                 Months Ended       Year Ended
                                                                                                 December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                  1997                1997

Operations:            Investment income -- net                                                  $92,814,363        $179,493,575
                       Realized gain on investments -- net                                       385,795,384         465,029,995
                       Change in unrealized appreciation on investments -- net                   514,417,144       1,657,307,021
                                                                                             ---------------     ---------------
                       Net increase in net assets resulting from operations                      993,026,891       2,301,830,591
                                                                                             ---------------     ---------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                  (104,991,974)       (100,659,426)
Shareholders           Class B                                                                   (48,188,280)        (58,137,865)
(Note 1g):             Class C                                                                    (4,614,624)         (4,393,794)
                       Class D                                                                   (20,742,423)        (11,669,904)
                       Realized gain on investments -- net:
                       Class A                                                                  (298,730,147)       (170,767,565)
                       Class B                                                                  (254,752,228)       (157,008,366)
                       Class C                                                                   (22,962,880)        (10,983,674)
                       Class D                                                                   (64,611,806)        (21,395,471)
                                                                                             ---------------     ---------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                          (819,594,362)       (535,016,065)
                                                                                             ---------------     ---------------

Capital Share          Net increase in net assets derived from capital share transactions        869,314,094         945,290,139
Transactions                                                                                 ---------------     ---------------
(Note 4):

Net Assets:            Total increase in net assets                                            1,042,746,623       2,712,104,665
                       Beginning of period                                                    10,234,808,262       7,522,703,597
                                                                                             ---------------     ---------------
                       End of period*                                                        $11,277,554,885     $10,234,808,262
                                                                                             ===============     ===============

                     * Undistributed investment income -- net                                       $257,330         $85,980,268
                                                                                             ===============     ===============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                            Class A
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.       Months Ended
                                                              December 31,                 For the Year Ended June 30,
                                                                 1997+           1997+        1996         1995         1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period      $36.50          $30.22       $26.44       $23.17       $23.31
Operating                                                  ----------      ----------   ----------   ----------   ----------
Performance:         Investment income -- net                     .41             .81          .80          .74          .62
                     Realized and unrealized gain on
                     investments and foreign currency
                     transactions -- net                         3.18            7.66         4.31         4.01          .67
                                                           ----------      ----------   ----------   ----------   ----------
                     Total from investment operations            3.59            8.47         5.11         4.75         1.29
                                                           ----------      ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                    (.78)           (.80)        (.76)        (.69)        (.70)
                     Realized gain on investments -- net        (2.23)          (1.39)        (.57)        (.79)        (.73)
                                                           ----------      ----------   ----------   ----------   ----------
                     Total dividends and distributions          (3.01)          (2.19)       (1.33)       (1.48)       (1.43)
                                                           ----------      ----------   ----------   ----------   ----------
                     Net asset value, end of period            $37.08          $36.50       $30.22       $26.44       $23.17
                                                           ==========      ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share          9.97%++++      29.95%       19.92%       21.67%        5.68%
Return:**                                                  ==========      ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                     .54%*           .55%         .56%         .59%         .53%
Net Assets:                                                ==========      ==========   ==========   ==========   ==========
                     Investment income -- net                    2.15%*          2.54%        2.88%        3.19%        2.76%
                                                           ==========      ==========   ==========   ==========   ==========

Supplemental         Net assets, end of period
Data:                (in thousands)                        $5,215,229      $4,921,834   $3,587,558   $2,834,652   $2,272,983
                                                           ==========      ==========   ==========   ==========   ==========
                     Portfolio turnover                          7.45%          13.00%       13.94%       11.69%       21.79%
                                                           ==========      ==========   ==========   ==========   ==========
                     Average commission rate paid+++++         $.0595          $.0582       $.0491           --           --
                                                           ==========      ==========   ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.






Financial Highlights (continued)

                                                                                            Class B
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.       Months Ended
                                                              December 31,                 For the Year Ended June 30,
                                                                 1997+           1997+        1996         1995         1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period      $35.89          $29.76       $26.08       $22.87       $23.04
Operating                                                  ----------      ----------   ----------   ----------   ----------
Performance:         Investment income -- net                     .21             .48          .53          .53          .42
                     Realized and unrealized gain on
                     investments and foreign currency
                     transactions -- net                         3.13            7.55         4.23         3.93          .62
                                                           ----------      ----------   ----------   ----------   ----------
                     Total from investment operations            3.34            8.03         4.76         4.46         1.04
                                                           ----------      ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                    (.42)           (.51)        (.51)        (.46)        (.48)
                     Realized gain on investments -- net        (2.23)          (1.39)        (.57)        (.79)        (.73)
                                                           ----------      ----------   ----------   ----------   ----------
                     Total dividends and distributions          (2.65)          (1.90)       (1.08)       (1.25)       (1.21)
                                                           ----------      ----------   ----------   ----------   ----------
                     Net asset value, end of period            $36.58          $35.89       $29.76       $26.08       $22.87
                                                           ==========      ==========   ==========   ==========   ==========

Total Investment     Based on net asset value per share          9.41%++++      28.61%       18.71%       20.45%        4.61%
Return:**                                                  ==========      ==========   ==========   ==========   ==========

Ratios to Average    Expenses                                    1.55%*          1.57%        1.58%        1.61%        1.55%
Net Assets:                                                ==========      ==========   ==========   ==========   ==========
                     Investment income -- net                    1.13%*          1.53%        1.86%        2.16%        1.75%
                                                           ==========      ==========   ==========   ==========   ==========
Supplemental         Net assets, end of period
Data:                (in thousands)                        $4,379,120      $4,088,755   $3,288,963   $2,464,248   $1,744,704
                                                           ==========      ==========   ==========   ==========   ==========
                     Portfolio turnover                          7.45%          13.00%       13.94%       11.69%       21.79%
                                                           ==========      ==========   ==========   ==========   ==========
                     Average commission rate paid+++++         $.0595          $.0582       $.0491           --           --
                                                           ==========      ==========   ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.






Financial Highlights (continued)

                                                                                                   Class C
                                                                         For the                                   For the
                                                                           Six                                     Period
The following per share data and ratios have been derived                 Months              For the Year         Oct. 21,
from information provided in the financial statements.                    Ended                  Ended            1994++ to
                                                                         Dec. 31,               June 30,           June 30,
                                                                          1997+           1997+          1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                $35.59         $29.56         $25.98       $22.92
Operating                                                            ----------     ----------     ----------   ----------
Performance:         Investment income -- net                               .21            .47            .55          .44
                     Realized and unrealized gain on investments and
                     foreign currency transactions -- net                  3.10           7.49           4.18         3.05
                                                                     ----------     ----------     ----------   ----------
                     Total from investment operations                      3.31           7.96           4.73         3.49
                                                                     ----------     ----------     ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                              (.44)          (.54)          (.58)        (.33)
                     Realized gain on investments -- net                  (2.23)         (1.39)          (.57)        (.10)
                                                                     ----------     ----------     ----------   ----------
                     Total dividends and distributions                    (2.67)         (1.93)         (1.15)        (.43)
                                                                     ----------     ----------     ----------   ----------
                     Net asset value, end of period                      $36.23         $35.59         $29.56       $25.98
                                                                     ==========     ==========     ==========   ==========

Total Investment     Based on net asset value per share                    9.42%++++     28.60%         18.69%       15.59%++++
Return:**                                                            ==========     ==========     ==========   ==========

Ratios to Average    Expenses                                              1.56%*         1.58%          1.59%        1.66%*
Net Assets:                                                          ==========     ==========     ==========   ==========
                     Investment income -- net                              1.12%*         1.51%          1.83%        2.09%*
                                                                     ==========     ==========     ==========   ==========
Supplemental         Net assets, end of period (in thousands)          $416,702       $337,828       $211,787      $74,334
Data:                                                                ==========     ==========     ==========   ==========
                     Portfolio turnover                                    7.45%         13.00%         13.94%       11.69%
                                                                     ==========     ==========     ==========   ==========
                     Average commission rate paid+++++                   $.0595         $.0582         $.0491           --
                                                                     ==========     ==========     ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                  ++ Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.





Financial Highlights (continued)

                                                                                                   Class D
                                                                         For the                                   For the
                                                                           Six                                     Period
The following per share data and ratios have been derived                 Months              For the Year         Oct. 21,
from information provided in the financial statements.                    Ended                  Ended            1994++ to
                                                                         Dec. 31,               June 30,           June 30,
                                                                          1997+           1997+          1996        1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                $36.42         $30.16         $26.41       $23.19
Operating                                                            ----------     ----------     ----------   ----------
Performance:         Investment income -- net                               .36            .73            .76          .50
                     Realized and unrealized gain on investments and
                     foreign currency transactions -- net                  3.17           7.66           4.27         3.17
                                                                     ----------     ----------     ----------   ----------
                     Total from investment operations                      3.53           8.39           5.03         3.67
                                                                     ----------     ----------     ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                              (.70)          (.74)          (.71)        (.35)
                     Realized gain on investments -- net                  (2.23)         (1.39)          (.57)        (.10)
                                                                     ----------     ----------     ----------   ----------
                     Total dividends and distributions                    (2.93)         (2.13)         (1.28)        (.45)
                                                                     ----------     ----------     ----------   ----------
                     Net asset value, end of period                      $37.02         $36.42         $30.16       $26.41
                                                                     ==========     ==========     ==========   ==========

Total Investment     Based on net asset value per share                    9.84%++++     29.65%         19.61%       16.23%++++
Return:**                                                            ==========     ==========     ==========   ==========

Ratios to Average    Expenses                                               .79%*          .80%           .81%         .87%*
Net Assets:                                                          ==========     ==========     ==========   ==========
                     Investment income -- net                              1.89%*         2.28%          2.61%        2.88%*
                                                                     ==========     ==========     ==========   ==========

Supplemental         Net assets, end of period (in thousands)        $1,266,504       $886,391       $434,396     $203,033
Data:                                                                ==========     ==========     ==========   ==========
                     Portfolio turnover                                    7.45%         13.00%         13.94%       11.69%
                                                                     ==========     ==========     ==========   ==========
                     Average commission rate paid+++++                   $.0595         $.0582         $.0491           --
                                                                     ==========     ==========     ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                  ++ Commencement of operations.
                ++++ Aggregate total investment return.
               +++++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                     See Notes to Financial Statements.




Merrill Lynch Basic Value Fund, Inc.              December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over- the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, at the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(f) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account            Distribution
                     Maintenance Fee            Fee

Class B                  0.25%                 0.75%
Class C                  0.25%                 0.75%
Class D                  0.25%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          MLFD                 MLPF&S

Class A                 $23,752               $283,644
Class D                 $73,352             $1,044,882

For the six months ended December 31, 1997, MLPF&S received contingent deferred sales charges of $1,843,193 and $45,919 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $30,147 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1997 were $901,170,388 and $705,239,602, respectively.

Net realized and unrealized gains as of December 31, 1997 were as follows:

                            Realized          Unrealized
                             Gains              Gains

Long-term investments    $385,795,384      $4,093,729,328
                         ------------      --------------
Total                    $385,795,384      $4,093,729,328
                         ============      ==============

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,093,729,328, of which $4,173,964,241 related to appreciated securities and $80,234,913 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $7,203,586,169.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $869,314,094 and $945,290,139 for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended December 31, 1997              Shares         Amount

Shares sold                        11,552,484    $434,211,828
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,831,759     365,328,090
                               --------------  --------------
Total issued                       21,384,243     799,539,918
Shares redeemed                   (15,575,965)   (585,923,055)
                               --------------  --------------
Net increase                        5,808,278    $213,616,863
                               ==============  ==============

Class A Shares for the Year                         Dollar
Ended June 30, 1997                  Shares         Amount

Shares sold                        37,081,337  $1,162,009,521
Shares issued to shareholders
in reinvestment of dividends
and distributions                   8,257,275     243,407,144
                               --------------  --------------
Total issued                       45,338,612   1,405,416,665
Shares redeemed                   (29,216,897)   (932,986,327)
                               --------------  --------------
Net increase                       16,121,715    $472,430,338
                               ==============  ==============

Class B Shares for the Six Months                   Dollar
Ended December 31, 1997              Shares         Amount

Shares sold                        14,657,238    $542,899,996
Shares issued to shareholders
in reinvestment of dividends
and distributions                   7,366,044     269,955,814
                               --------------  --------------
Total issued                       22,023,282     812,855,810
Automatic conversion of
shares                             (6,577,292)   (244,706,875)
Shares redeemed                    (9,650,568)   (356,952,498)
                               --------------  --------------
Net increase                        5,795,422    $211,196,437
                               ==============  ==============

Class B Shares for the Year                         Dollar
Ended June 30, 1997                  Shares         Amount

Shares sold                        26,759,273    $836,475,969
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,603,697     191,804,853
                               --------------  --------------
Total issued                       33,362,970   1,028,280,822
Automatic conversion of shares     (5,951,632)   (194,812,554)
Shares redeemed                   (24,018,657)   (750,923,397)
                               --------------  --------------
Net increase                        3,392,681     $82,544,871
                               ==============  ==============

Class C Shares for the Six Months                   Dollar
Ended December 31, 1997              Shares         Amount

Shares sold                         2,528,867     $92,852,410
Shares issued to shareholders
in reinvestment of dividends
and distributions                     685,367      24,889,642
                               --------------  --------------
Total issued                        3,214,234     117,742,052
Shares redeemed                    (1,202,845)    (44,133,245)
                               --------------  --------------
Net increase                        2,011,389     $73,608,807
                               ==============  ==============

Class C Shares for the Year                         Dollar
Ended June 30, 1997                  Shares         Amount

Shares sold                         4,511,986    $139,349,120
Shares issued to shareholders
in reinvestment of dividends
and distributions                     485,970      14,024,176
                               --------------  --------------
Total issued                        4,997,956     153,373,296
Shares redeemed                    (2,671,622)    (83,360,975)
                               --------------  --------------
Net increase                        2,326,334     $70,012,321
                               ==============  ==============

Class D Shares for the Six Months                   Dollar
Ended December 31, 1997              Shares         Amount

Shares sold                         4,277,073    $160,639,659
Automatic conversion of shares      6,486,742     244,706,875
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,069,455      76,804,608
                               --------------  --------------
Total issued                       12,833,270     482,151,142
Shares redeemed                    (2,957,060)   (111,259,155)
                               --------------  --------------
Net increase                        9,876,210    $370,891,987
                               ==============  ==============

Class D Shares for the Year                         Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                         7,052,734    $223,824,582
Automatic conversion of shares      5,871,627     194,812,554
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,008,878      29,701,013
                               --------------  --------------
Total issued                       13,933,239     448,338,149
Shares redeemed                    (3,996,236)   (128,035,540)
                               --------------  --------------
Net increase                        9,937,003    $320,302,609
                               ==============  ==============